EXHIBIT 32


                              SOLPOWER CORPORATION

                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                          PRINCIPAL ACCOUNTING OFFICER
                       PURSUANT TO18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     I, James H.  Hirst,  solely for the  purpose  of  complying  with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Annual Report of Solpower Corporation on Form 10-KSB for the fiscal year ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Solpower Corporation.

Date: May 19, 2005

By: /s/ James H. Hirst
   ------------------------------
   James H. Hirst
   Chief Executive Officer and Principal Accounting Officer